Exhibit 99.2

SunCoke Energy Partners, L.P.

Q1 2015 Earnings

Conference Call

April 23, 2015

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the First Quarter 2015 earnings release of SunCoke Energy Partners, L.P. (SXCP) and the conference call held on April 23, 2015 at 10:00 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXCP Q1 2015 Earnings Call

Management Perspective






KRT

- ✓ **Delivered solid Q1 operating & safety performance**
- ✓ **Increased FY 2015E distribution outlook above prior guidance**
- ✓ **Maintained financial flexibility to support growth and return additional capital to unitholders**
- ✓ **Continued developing pipeline of long-term growth opportunities in several new industrial-facing verticals**
- ✓ **Reaffirm FY 2015E Adj. EBITDA attributable to SXCP(1) reflecting strength of long-term, take-or-pay cokemaking contracts and commercial support from Sponsor**

(1) For a definition and reconciliation of Adjusted EBITDA attributable to SXCP, please see appendix.

SXCP Q1 2015 Earnings Call
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Q1 “15 Overview

Adjusted EBITDA(1,2) & Net Income(2)

($ in millions)

Adj. EBITDA Net Income

$ 48.3

$41.7 $ 1.5 $25.7

$5.7 $ 3.0 $ 2.6

$9.9 $16.4

$12.4 $43.8 $3.2 $0.6

$23.6 $13.2 $12.6

Q1 “14 Q1 “15 Q1 “14 Q1 “15

Attrib. to SXCP Attrib. to NCI Attrib. to Predecessor

Total Adj. EBITDA up $6.6M due to improved yields, higher sales volumes and lower O&M expense

“ Adjusted EBITDA attributable to SXCP up $20.2M reflecting dropdowns

Distributable Cash Flow & Coverage Ratio

($ in millions, except coverage ratio)

Distribution Cash

Distributable Cash Flow Coverage Ratio

$29.3 1.23x

$16.9 0.88x

Q1 “14 Q1 “15 Q1 “14 Q1 “15

Total net income of $16.4M down $9.3M vs. Q1 “14 due to Granite City transaction & financing costs

Q1 “15 distributable cash flow up 73% to $29.3M

“ Strong 1.23x distribution cash coverage ratio

(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA attributable to SXCP, please see appendix.

(2) Historical periods have been recast to include Granite City operations (predecessor). For basis of presentation details, please see appendix.

SXCP Q1 2015 Earnings Call

Liquidity Position

Financial flexibility, solid cash position and significant revolver capacity provide strong foundation for growth

Revolver availability:

$ 250M

“ ($ 2.7M) “ Ongoing

“ ($ 2.8M) “ Environmental $ 12.1

$14.6($1.3) $45.0

($5.5)

$91.8

$16.4

($22.2)($0.6)

$ 33.3 “($ 13.1M) “ SXC(1)

“($ 9.1M) “ Public holders

Q4 2014 Net Income D&A Working Capital Capex Distributions to Distributions Pre-Funded Net Debt Q1 2015

Cash Balance Changes / Unit Holders to SXC Environmental Change(2) Cash Balance

Other CapEx

(1) Includes $12.2M for LP distributions, $0.6M for IDR payment and $0.4M for distributions to SXC for its 2% General Partner interest in our cokemaking facilities. (2) Includes proceeds of $210.8M from SXCP 7.375% senior notes, offset by repayment of $149.5M of SXC’s 7.625% senior notes and debt issuance costs of $4.2M in addition to $45M of pre-funded Environmental CapEx.

SXCP Q1 2015 Earnings Call

Distribution Performance

Raised Q1 “15 distribution per unit ~6% on solid results and tighter FY 2015 coverage target

SXCP Distribution Growth 8th consecutive

quarterly increase

+39% $0.6055

$0.5715

$0.4125 MQD(1)

3071.0$ 4225.0$ 4325.0$ 4750.0$ 5000.0$ 5150.0$ 5275.0$ 5408.0$ 5516.0$ 5854.0$ 42/unit. 2$ LQA: FY Outlook Revised

May “13(2) Aug “13 Nov “13 Feb “14 May “14 Aug “14 Nov “14 Feb “15 May “15 Feb “16E

(1) MQD “ Minimum quarterly distribution.

(2) Actual distribution pro-rated to reflect timing of SXCP IPO.

SXCP Q1 2015 Earnings Call

“ Q1 “15 cash distribution per unit raised to $0.5715

“ Tightening targeted FY 2015E coverage to 1.10x to reflect:

Seasoning of MLP

Stable, long-term cash flow outlook Insulation from industry cyclicality and commodity price volatility Accumulated cash coverage surplus of ~$32M since IPO

“ Increased Q4 2015 distribution outlook to $2.42 LQA, above prior $2.34 LQA guidance

2015 Outlook

Estimated 2015 cash distributions reflect prudent 1.10x target coverage

2014 2015 Outlook

($ in millions, except per unit data) As Reported Low High

Adjusted EBITDA attributable to SXCP $131 $169 $179

Less:

Ongoing capex (SXCP share) $15 $17 $16

Replacement capex accrual 5 7 7

Cash tax accrual(1)—1 1

Cash interest accrual 23 42 42

Estimated Distributable Cash Flow $88 $102 $113

Estimated Distributions(2) $82 $99 $99

Total distribution cash coverage ratio(3) 1.08x 1.04x 1.14x

Coke Operating Performance (100% basis)

Coke Sales Tons (thousands) 1,755 2,410 2,460

Coal Logistics Operating Performance

Coal Tons Handled (thousands) 19,037 17,600 20,600

(1) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

(2) 2015 guidance includes revised distribution outlook.

(3) Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

SXCP Q1 2015 Earnings Call

STRATEGIC UPDATES

SXCP Q1 2015 Earnings Call

SXCP Investment Thesis

Well positioned to deliver long-term shareholder returns

Stable, Long-term Business Model

Strong Sponsor Support

Visible Distribution Outlook

Potential Growth

Opportunities

SXCP Q1 2015 Earnings Call

“ Secure, take-or-pay contracts insulate

business from steel cyclicality

“ Minimal commodity risk

“ Customer and environmental risk borne by

SXC via Omnibus Agreement Significant

Shareholder Value

“ Increased 2015 distribution outlook above Proposition

prior guidance to reflect stability of business

“ Remaining coke asset dropdowns provide further distribution growth

“ Building robust pipeline of long-term growth targets

“ Maintain financial flexibility to pursue M&A opportunities

Stable Cokemaking Business Model

SXCP™

Long-term, take-or-pay contracts coupled with commercial protection via Omnibus Agreement insulate business from industry cyclicality

Key Contract Provisions/Terms	
Fixed Fee	✓
Take-or-Pay	✓
Termination Provisions	✓/✗[1]
Contract Duration	15 – 20 years
Avg. Remaining Contract Life	9 years
Pass-through provisions:	
Cost of Coal	✓
Coal Blending & Transport	✓
Operating & Maintenance Costs	✓
Taxes (ex. Income Taxes)	✓
Changes in Regulation	✓

Contract Value Propositions

- Customers required to **take all the coke** we produce up to contract maximum
- **Long-term, take-or-pay** nature provides **stability** during market & industry downturns
- Additional commercial support from **Omnibus Agreement**
- **Commodity risk minimized** by passing through coal, transportation & certain operating costs to customer
- **No early termination** without default, except one contract under limited circumstances[1]
- **Counterparty risk mitigated** by contracting with customers' respective parent companies

✓ **Positioned as primary source of coke supply at customers' strategic blast furnace assets**

(1) AK Steel contract at Haverhill 2 has termination right only with permanent closure of blast furnace steelmaking at their Ashland, KY facility and no replacement production elsewhere. AK must also provide 2-year notice and pay significant fee if termination right exercised prior to 2018.

SXCP Q1 2015 Earnings Call

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Flexibility to Fund Growth

Multiple levers at SXC & SXCP provide flexibility to fund dropdowns and growth opportunities

Ability to Leverage Both

SXC & SXCP Balance Sheets

Structuring and Financing Flexibility

Executed amendment to increase SXCP leverage covenant from 4.0x to 4.5x Amended SXCP shelf to enable preferred equity issuance Potential for SXC & SXCP to co-invest in projects Approximately $165M of combined cash Approximately $400M combined revolver capacity Accumulating excess cash at SXCP via coverage and replacement CapEx accrual

ü Ability to compete for and execute transformative M&A or bolt-on transactions

SXCP Q1 2015 Earnings Call 10

Platforms for Growth

SXCP™

Actively developing pipeline of long-term growth opportunities across several new material handling verticals

M&A Guardrails

Disciplined pursuit of long-term growth opportunities

Strategic Fit	Financial Fit	Actionability
• Leverage core competencies • Provide platform for additional growth	• Stable cash flow outlook • Limited commodity risk • Qualifying income generating	• Ability to compete financially • Appropriately sized

Growth Opportunities

Several industrial verticals can benefit from MLP structure

Activated Carbon	Carbon Black	Industrial Clays	Limestone
Salt	Calcined Coke	Wood Pellets	Soda Ash/Bicarb

\+

Continued pursuit of coal handling/logistics bolt-on acquisitions and development of steel-facing greenfield projects

SXCP Q1 2015 Earnings Call
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Dropdown Outlook & Considerations

SXCP™

Executing strategy to drop all remaining coke assets by 2016

Completed

Haverhill & Middletown (33%) and Granite City (75%)

- Completed two dropdowns since expiration of SXC tax sharing agreement

Strategy for Future Dropdowns

1. Market conditions continue to govern timing of future dropdowns
2. Remain ready to execute

Q2 2015

Granite City (23%)

- Anticipate dropdown of 23% interest of Granite City during second quarter

2H 2015 and Beyond

Complete Remaining Dropdowns

- Haverhill, Middletown and Granite City (2%)
- Jewell Coke (100%) – Ready 2H 2015E
- Brazil Coke (100%) – Ready 2H 2015E
- Indiana Harbor (100%) – After two consecutive quarters of stable operations

SXCP Q1 2015 Earnings Call

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SXCP Investment Thesis

Well positioned to deliver long-term shareholder returns

Stable, Long-term

Business Model

Strong Sponsor Support

Significant

Shareholder Value

Visible Distribution Proposition

Outlook

Potential Growth

Opportunities

SXCP Q1 2015 Earnings Call

QUESTIONS

SXCP Q1 2015 Earnings Call

Investor Relations 630-824-1987 www.sxcpartners.com

APPENDIX

SXCP Q1 2015 Earnings Call

Basis of Presentation & Definitions

BASIS OF PRESENTATION

“ On January 13, 2015, SunCoke Energy Partners, L.P. acquired a 75 percent interest in the Granite City cokemaking facility from SunCoke. Because this was a transfer between entities under common control, all historical financial results of Granite City prior to the dropdown are included in our financial results and presented on an “Attributable to Predecessor” basis. Prior year information has been recast to reflect this required accounting treatment.

DEFINITIONS

“ Adjusted EBITDA Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”). Prior to the expiration of our nonconventional fuel tax credits in 2013, Adjusted EBITDA included an add-back of sales discounts related to the sharing of these credits with customers. Any adjustments to these amounts subsequent to 2013 have been included in Adjusted EBITDA. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under generally acceptable accounting principles (GAAP) and may not be comparable to other similarly titled measures in other businesses.Management believes Adjusted EBITDA is an important measure of the operating performance of the Partnership’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

“ EBITDA represents earnings before interest, taxes, depreciation and amortization.

“ Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

“ Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

SXCP Q1 2015 Earnings Call

Basis of Presentation & Definitions

“ Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

“ SXCP’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;

“ the ability of SXCP’s assets to generate sufficient cash flow to make distributions to SXCP’s unitholders;

“ SXCP’s ability to incur and service debt and fund capital expenditures; and

“ the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry,

our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

“ Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets.

Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.

“ Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

SXCP Q1 2015 Earnings Call

Adjusted EBITDA and Distributable Cash Flow Reconciliations

SXCP™

($ in millions)	As Reported Q1 '14	As Reported Q2 '14	As Reported Q3 '14	As Reported Q4 '14	As Reported FY '14	As Reported Q1 '15	Proforma Q1 '15[1,2]
Net cash provided by operating activities	$ 7.0	$ 45.1	$ 34.5	$ 39.9	$ 126.5	$ 29.7	$ 29.7
Depreciation and amortization expense	(13.0)	(13.6)	(13.7)	(14.0)	(54.3)	(14.6)	(14.6)
Changes in working capital and other	31.7	(5.3)	6.3	(2.0)	30.7	1.3	1.3
Loss on Debt Extinguishment	-	(15.4)	-	-	(15.4)	-	-
Net income	$ 25.7	$ 10.8	$ 27.1	$ 23.9	$ 87.5	$ 16.4	$ 16.4
Add:							
Depreciation and amortization expense	13.0	13.6	13.7	14.0	54.3	14.6	14.6
Interest expense, net	2.9	20.4	6.8	7.0	37.1	20.6	20.6
Income tax expense/(benefit)	0.6	3.5	4.9	1.5	10.5	(3.3)	(3.3)
Sales discounts	(0.5)	-	-		(0.5)	-	-
Adjusted EBITDA	$ 41.7	$ 48.3	$ 52.5	$ 46.4	$ 188.9	$ 48.3	$ 48.3
Adjusted EBITDA attributable to NCI	(12.4)	(5.8)	(0.7)	(0.8)	(19.7)	(3.0)	(3.4)
Adjusted EBITDA attributable to Predecessor	(5.7)	(11.7)	(14.2)	(6.7)	(38.3)	(1.5)	-
Adjusted EBITDA attributable to SXCP	$ 23.6	$ 30.8	$ 37.6	$ 38.9	$ 130.9	$ 43.8	$ 44.9
Less:							
Ongoing capex (SXCP share)	(2.7)	(4.7)	(4.6)	(3.2)	(15.2)	(2.7)	(2.7)
Replacement capex accrual	(0.9)	(1.2)	(1.4)	(1.4)	(4.9)	(1.7)	(1.8)
Cash interest accrual	(3.1)	(5.5)	(7.2)	(7.1)	(22.9)	(10.0)	(10.5)
Cash tax accrual	-	-	-		-	(0.1)	(0.1)
Distributable cash flow	$ 16.9	$ 19.4	$ 24.4	$ 27.2	$ 87.9	$ 29.3	$ 29.8
Quarterly Cash Distribution	19.2	19.8	20.5	22.2	81.7	23.8	23.8
Distribution Cash Coverge Ratio[3]	0.88x	0.98x	1.19x	1.23x	1.08x	1.23x	1.25x

Note: Historical periods have been recast to include Granite City operations (predecessor), which are subsequently adjusted out when calculating distributable cash flow. Please see Basis of Presentation for further details.

(1) Proforma adjustments made for changes in EBITDA and ongoing capex attributable to the partnership, cash interest costs, replacement capital accruals, Corporate cost allocations, distribution levels and units outstanding.

(2) Proforma assumes dropdown of 75% in Granite City occurred January 1, 2015.

(3) Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.

SXCP Q1 2015 Earnings Call

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Expected 2015E EBITDA Reconciliation

2015E 2015E

($ in millions) Low High

Net Income $69 $79

Depreciation and amortization 57 57

Interest expense, net 56 56

Income tax expense 1 1

Adjusted EBITDA $183 $193

EBITDA attributable to noncontrolling interest(1)(14)(14)

Adjusted EBITDA attributable to SXCP $169 $179

Less:

Ongoing capex (SXCP share)(17)(16)

Replacement capex accrual(7)(7)

Cash interest accrual(42)(42)

Cash tax accrual(2)(1)(1)

Distributable cash flow $102 $113

(1) Adjusted EBITDA attributable to noncontrolling interest represents SXC’s 2% interest in Haverhill and Middletown’s projected Adjusted EBITDA and 25% interest in Granite City “s projected Adjusted EBITDA for 2015E post dropdown date of January 13, 2015.

(2) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

SXCP Q1 2015 Earnings Call

2015E Capital Expenditures

100% Basis

($ in millions) 2014 2015E

Ongoing $17 $17

(1) Prefunded from dropdown

Environmental Remediation 45 30è proceeds

Expansion- 6

Total CapEx $62 $53

(1) 2015E Environmental Remediation cost at Haverhill (~$9 million) and Granite City (~$20 million). These amounts have been pre-funded from dropdown proceeds.

SXCP Q1 2015 Earnings Call